UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                         Date of Report: March 30, 2005
                         ------------------------------
                        (Date of earliest event reported)

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, relating to the Securitized Asset Backed Receivables LLC Trust 2005-EC1 Mortgage Pass-Through Certificates, Series 2005-EC1)

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           (Exact name of registrant as specified in its charter)

         Delaware                 333-108395-13               37-1472598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


         200 Park Avenue, New York, New York                      10166
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      (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (212) 412-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2005-EC1 Mortgage Pass-Through Certificates, Series 2005-EC1. On March 30, 2005, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, N.A., as trustee, Countrywide Home Loans Servicing LP, as servicer, and Encore Credit Corp., as responsible party, of Securitized Asset Backed Receivables LLC Trust 2005-EC1 Mortgage Pass-Through Certificates, Series 2005-EC1 (the "Certificates"), issued in sixteen classes. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of March 30, 2005 of $141,722,000, were sold to Barclays Capital Inc. and Countrywide Securities Corporation (together, the "Underwriters"), pursuant to an Underwriting Agreement dated as of March 25, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among the Company, as depositor, Wachovia Bank, N.A., as trustee, Countrywide Home Loans Servicing LP, as servicer, and Encore Credit Corp., as responsible party.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 14, 2005                     SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC




                                          By:    /s/ Paul Menefee
                                             -----------------------------------
                                              Name:  Paul Menefee
                                              Title: Director


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                                INDEX TO EXHIBITS
                                -----------------

  Item 601(a) of Regulation
        S-K Exhibit No.          Description
  -------------------------      -----------
             4                   Pooling and Servicing Agreement,
                                 dated as of March 1, 2005, by
                                 and among the Company, as
                                 depositor, Wachovia Bank, N.A.,
                                 as trustee, Countrywide Home
                                 Loans Servicing LP, as servicer,
                                 and Encore Credit Corp., as
                                 responsible party.